     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 7, 1998

                                                    REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                                 WORLDCOM, INC.
             (Exact name of registrant as specified in its charter)

                   GEORGIA                                 58-1521612
        (State or other jurisdiction                    (I.R.S. Employer
      of incorporation or organization)                Identification No.)

                              515 EAST AMITE STREET
                         JACKSON, MISSISSIPPI 39201-2702
                                 (601) 360-8600

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            P. BRUCE BORGHARDT, ESQ.
                                 WORLDCOM, INC.
                            10777 SUNSET OFFICE DRIVE
                                    SUITE 330
                            ST. LOUIS, MISSOURI 63127
                                 (314) 984-0702

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                              ---------------------

                        Copies of all correspondence to:

         R. RANDALL WANG, ESQ.                    JOHN W. WHITE, ESQ.
        DENIS P. MCCUSKER, ESQ.                 CRAVATH, SWAINE & MOORE
            BRYAN CAVE LLP                          WORLDWIDE PLAZA
        ONE METROPOLITAN SQUARE                    825 EIGHTH AVENUE
    211 NORTH BROADWAY, SUITE 3600              NEW YORK, NEW YORK 10019
       ST. LOUIS, MISSOURI 63102
            (314) 259-2000

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [__]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-45067
                                                            File No. 333-20911

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [__]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [__]

                         CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------
           Title of each       Proposed maximum        Amount of
        class of securities       aggregate           registration
         to be registered     offering price(2)           fee
--------------------------------------------------------------------------------
          Debt Securities        $100,000,000          $29,500
================================================================================

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     This Registration Statement is filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

     The contents of Amendment No. 1 to the Registration Statement on Form S-3 in its entirety filed with the Securities and Exchange Commission on June 15, 1998, File Numbers 333-45067 and 333-20911, including all documents subsequently filed by the registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, are incorporated herein by reference.

     In addition, the exhibits listed in the Exhibit Index are included within this Registration Statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS.

     See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson, State of Mississippi, on the 6th day of August, 1998.

                                      WORLDCOM, INC.

                                      By: /s/  Scott D. Sullivan
                                          Scott D. Sullivan,
                                          Chief Financial Officer

                               POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Bernard J. Ebbers, John W. Sidgmore, Scott D. Sullivan, and Charles T. Cannada, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys in fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with exhibits and any and all other documents filed with respect thereto, with the Securities and Exchange Commission (or any other governmental or regulatory authority), granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


           Name                   Title                             Date
         -------                 -------                          ---------

    /s/ JAMES C. ALLEN           Director                       August 6, 1998
 --------------------------
      James C. Allen


                                 Director                       August 6, 1998
 --------------------------
      Carl J. Aycock


    /s/ MAX E. BOBBITT           Director                       August 6, 1998
 --------------------------
      Max E. Bobbitt

    /s/ STEVEN M. CASE           Director                       August 6, 1998
 --------------------------
      Steven M. Case

                                 Chairman, President and Chief
                                  Executive Officer and Director
                                  (Principal Executive Officer) August 6, 1998
  /s/ BERNARD J. EBBERS
 --------------------------
    Bernard J. Ebbers


                                 Director                       August 6, 1998
 --------------------------
     Francesco Galesi

 /S/ STILES A. KELLETT, JR       Director                       August 6, 1998
 --------------------------
  Stiles A. Kellett, Jr.


    /s/ JOHN A. PORTER           Director                       August 6, 1998
 --------------------------
      John A. Porter
                                 Vice Chairman of the Board,
                                   Chief Operations Officer and
                                 Director                     August 6, 1998
 --------------------------
     John W. Sidgmore
                                 Chief Financial Officer and
                                   Director (Principal Financial
                                   Officer and Principal
  /s/ SCOTT D. SULLIVAN            Accounting Officer)          August 6, 1998
 --------------------------
    Scott D. Sullivan


  /s/ LAWRENCE C. TUCKER         Director                       August 6, 1998
 --------------------------
    Lawrence C. Tucker

                                 WORLDCOM, INC.
                                 EXHIBIT INDEX

EXHIBIT NO.                                                   DESCRIPTION
-----------                                                   -----------

5.1   Validity  Opinion of WorldCom Counsel

23.1  Consent of Arthur Andersen LLP

23.2  Consent of Arthur Andersen LLP

23.3  Consent of PricewaterhouseCoopers LLP

23.4  Consent of Arthur Andersen LLP

23.5  Consent of PricewaterhouseCoopers LLP

23.6  Consent of KPMG Peat Marwick LLP

23.7  Consent of WorldCom Counsel (included in Exhibit 5.1)

24.1  Power of Attorney (included in signature page)

25.1 Statement of Eligibility of Trustee on Form T-1 with respect to the Indenture